SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2007

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

900 Bedford Street
Stamford, Connecticut 06901
(203)324-7500
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure
SIGNATURES

Item 7.01	Regulation FD Disclosure.

Patriot National Bancorp, Inc. (NASDAQ Global Market "PNBK") announced today that officers of the Company will present at the Sandler O'Neill & Partners, L.P. 2007 East Coast Financial Conference on Tuesday, November 13, 2007 at the Ritz-Carlton Golf Resort in Naples, Florida beginning at 9:45 a.m. Eastern Time.  The Company will be a member of a panel, the topic of which is "Unique Banking Niches”.

A live audio webcast of the conference will be available at http://www.sandleroneill.com under the Conferences tab or at http://www.Thompson-webcast.net/us/dispatching ISOP_20071113 and at Patriot’s website http://www.pnbdirectonline.com.

The archived webcast of the Company's presentation will be available for 60 days starting November 14, 2007 at http://www.Thompson-webcast.net/us/dispatching ISOP_20071113 or www.pnbdirectonline.com.

Patriot National Bank is headquartered in Stamford, Connecticut and currently has 16 full services branches, 14 in Connecticut and 2 in New York.  It also has loan production offices in Stamford, CT and Melville, NY.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

By: /s/ Charles F. Howell
Charles F. Howell
President and Vice Chairman

November 9, 2007